UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 15, 2012
DYM ENERGY CORPORATION (Exact name of registrant as specified in its charter)
000-53512 (Commission File No.)
Nevada (State or other jurisdiction of incorporation)	90-0768498 (I.R.S. Employer Identification No.)
2591 Dallas Parkway, Suite 102, Frisco, Texas 75034 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 963-0001

Bidfish.com, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2012, DYM Energy Corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada.  The Amendment amended the Company’s Articles of Incorporation to change the name of the Company from “Bidfish.com, Inc.” to “DYM Energy Corporation” (the “Name Change”).  The Name Change was approved by the Company’s majority shareholder by written consent in lieu of a meeting on January 31, 2012.  Approval of the Amendment by the Financial Industry Regulatory Authority is pending.

A copy of the Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit #	Description
3.1 *	Certificate of Amendment to Articles of Incorporation.
_____________ * filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: March 20, 2012	DYM ENERGY CORPORATION
	By:	/s/ KEVIN HALTER, JR.
Kevin Halter, Jr., President